UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024 (September 19, 2024)

UNION PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock (Par Value $2.50 per share)	UNP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
 ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, Union Pacific Corporation (the “Company”) is holding its 2024 Investor Day today in Dallas, Texas.  The agenda for the conference and the live webcast for the presentation are available on the Company’s website at https://investor.unionpacific.com/.  At the Conference, the Company will be providing the following financial guidance related to its operations and capital structure:

●	expect revenue (excluding fuel surcharge revenue) will grow faster than volume (excluding coal) which will outpace the markets the Company serves over the next 3 years;

●	anticipate pricing dollars will be accretive to operating ratio starting in 2025;

●	maintain an industry leading operating ratio;

●	forecast an earnings per share compound annual growth rate in the high single to low double digit range;

●	expect annual capital investments of roughly $3.5 billion to $3.7 billion over the next three years;

●	maintain a strong, investment grade credit rating;

●	retain an industry leading return on invested capital;

●	annual share repurchases of $4 billion to $5 billion over the next three years starting in 2025;

●	strive for consistent, annual dividend increases; and

●	dividend payout ratio target of approximately 45% of earnings.

This Form 8-K disclosure contains forward-looking statements that are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors, including risk factors, regarding forward-looking information and these risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2024

UNION PACIFIC CORPORATION

By:	/s/ Jennifer L. Hamann
Jennifer L. Hamann
Executive Vice President and Chief Financial Officer